EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement on Form S-8 of Chesapeake Energy Corporation of our report dated February 29, 2004 relating to the consolidated financial statements and financial statement schedule of Chesapeake Energy Corporation, which appears in Chesapeake Energy Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.



                                           /S/ PRICEWATERHOUSECOOPERS LLP
                                           ------------------------------------
                                           PricewaterhouseCoopers LLP



Oklahoma City, Oklahoma
August  16, 2004